EXHIBIT 99.1


 NOVEMBER 1, 2001



 TO MR PAUL STEVENS

 FROM MR JAMES CAVANAUGH



 SUBJECT:  BOARD OF DIRECTORS, STEVENS INTERNATIONAL INC.


 DEAR PAUL,


 PLEASE CONSIDER THIS LETTER AS MY OFFICIAL NOTIFICATION OF RESIGNATION FROM THE BOARD OF STEVENS INTERNATIONAL INC. EFFECTIVE NOV. 1, 2001.

 I REGRET TAKING THIS ACTION, BUT FIND IT NECESSARY, GIVEN MY
 UNDERSTANDING THAT DIRECTOR AND OFFICER LIABILITY INSURANCE WILL NO LONGER BE PROVIDED BY THE COMPANY.

 I HAVE VERY MUCH ENJOYED SERVING ON THE BOARD, AND IN PARTICULAR, MY ASSOCIATION WITH YOU.

 I WISH YOU AND YOUR FAMILY, AS WELL AS THE COMPANY, THE VERY BEST.

 IF I CAN BE OF ANY ASSISTANCE IN THE FUTURE, PLEASE LET ME KNOW.


 SINCERELY,


 /s/ JAMES D. CAVANAUGH

 JAMES D. CAVANAUGH




 CC. CONSTANCE STEVENS